UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 24, 2006


                         ELINE ENTERTAINMENT GROUP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


          000-30451                                   88-0429856
          ---------                                   ----------
  (Commission File Number)                (IRS Employer Identification Number)


        8905 Kingston Pike, Suite 313, Knoxville, TN             37923
        --------------------------------------------             -----
          (Address of Principal Executive Offices)            (Zip Code)


                                 (215) 895-9859
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On May 24, 2006, the Registrant issued a press release announcing that following the recent completion of its audit for the fiscal year ended October 31, 2005 and the filing on May 12, 2006 of its Annual Report on Form 10-KSB for the 2005 fiscal year, it was in the process of completing the preparation of its Quarterly Report on Form 10-QSB for the three months ended January 31, 2006. The company reported that the filing of both of these reports was delayed, in large part, as a result of its engagement of a new audit firm. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.

On June 1, 2006, the Registrant issued a press release announcing that its Storm Depot International subsidiary had initiated a program to open a series of company-owned retail stores that will sell direct to consumers and independent contractors an array of hurricane protection and preparedness products. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.2.

On June 7, 2006, the Registrant issued a press release announcing the filing of its Quarterly Report on Form 10-QSB for the three months ended January 31, 2006, as well as an update on its efforts to seek to restore its quotation on the OTC Bulletin Board as soon as practicable. The registrant also announced that it is in the process of preparing its financial results and Quarterly Report on Form 10-QSB for the three and six months ended April 30, 2006 and believes that it will file such report on a timely basis. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as
Exhibit 99.3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          99.1 Press Release issued May 24, 2006 regarding an update on the company's efforts to file its annual report for the period ended October 31, 2005 and quarterly report for the period ended January 31, 2006.

          99.2 Press Release issued June 1, 2006 regarding the initiation of a program by the company's Storm Depot subsidiary to open company-owned stores.

          99.3 Press Release issued June 7, 2006 regarding the filing of its Quarterly Report on Form 10-QSB for the three months ended January 31, 2006, as well as an update on its efforts to seek to restore its quotation on the OTC Bulletin Board as soon as practicable.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eline Entertainment Group, Inc.

Dated: June 8, 2006                     By: /s/ Barry A. Rothman
                                            --------------------
                                        Barry A. Rothman President